20F ITEM 19 Exhibit 4.n

STOCK OPTION AGREEMENT

THIS AGREEMENT dated as of the 12th day of July, 2002,

BETWEEN:

KIMBER RESOURCES INC., a company duly incorporated under the laws of the Province of British Columbia, having its head office located at Suite 400 - 789 West Pender Street, Vancouver, British Columbia, V6C 1H2

(the "Company")

AND:

ALAN D. HITCHBORN, Executive, of 4729 Marineview Crescent, in the District of North Vancouver, British Columbia, V7R 3P4

(the "Optionee")

WHEREAS:

A.      the Company has adopted the Kimber Resources Inc. 2002 Stock Option Plan (the "Plan"), a copy of which is attached as Schedule "A" to this Agreement;

B.      the Optionee has been hired as an Employee as defined in the Plan to provide his expertise and contributions to the Company or an Affiliate of the Company, as the case may be, as the Vice President, Development;

C.      the Company's common shares will be listed for trading on the TSX Venture Exchange ("TSX-V"), successor to the Canadian Venture Exchange, on July 16, 2002; and

D.      the Company wishes to grant to the Optionee an option to acquire common shares of the Company to provide an incentive and inducement for him to provide ongoing services to the Company and its affiliates to make a maximum contribution towards the success of the Company;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration (the receipt whereof is hereby acknowledged) the parties hereto agree as follows:

1.        DEFINITIONS

1.1       In this Agreement, the following terms shall have the following meanings:

(a)	"Eligible Person" means any Director, Employee, Management Company Employee, Consultant or Officer;

(b)	" Expiry Date" means July 12, 2007;

(c)
"Notice of Exercise" means a notice in writing addressed to the Company at its address first recited, which notice shall specify therein the number of Optioned Shares in respect of which the Option is being exercised;

(d)	" Option" means the irrevocable right and option to purchase, from time to time, all or any part of the Optioned Shares granted to the Optionee by the Company pursuant to section 2.1 hereof;

(e)	"Optioned Share" or "Optioned Shares" means the Shares subject to the Option; and

(f)	"Shares" means the common shares in the capital of the Company as constituted as of the date hereof.

1.2      Any capitalized term used in this Agreement which is not otherwise defined herein shall have the meaning ascribed thereto in the Plan, unless the context requires otherwise.

2.       GRANT OF OPTION AND TERMS OF THE OPTION

2.1      The Company hereby grants to the Optionee as an incentive and in consideration of his services and not in lieu of salary or any other compensation, the Option to purchase a total of 300,000 Optioned Shares at a price of $0.45 per Optioned Share, exercisable by the Optionee in whole or in part at any time before 4:30 p.m., Vancouver time, on the Expiry Date. ALL STOCK OPTIONS AND ANY OPTIONED SHARES ISSUED ON THE EXERCISE OF STOCK OPTIONS SHALL BE SUBJECT TO A FOUR (4) MONTH TSX-V HOLD PERIOD COMMENCING ON THE DATE HEREOF.

2.2      The Option is granted subject to the terms and provisions of the Plan, which is incorporated by reference into this Agreement and forms part hereof.

2.3      The Option shall, at 4:30 p.m., Vancouver time, on the Expiry Date, forthwith expire and terminate and be of no further force or effect whatsoever.

2.4      In the event of the death of the Optionee on or prior to the Expiry Date, the Option, or such part thereof as remains unexercised, may be exercised by the personal representative of the Optionee at any time prior to the earlier of (a) 4:30 p.m., Vancouver time, on the first anniversary of the date of death of the Optionee; or (b) 4:30 p.m., Vancouver time, on the Expiry Date.

2.5      This Option shall vest in stages upon the Company attaining the following milestones:

(i)
30% of the Option shall vest upon management of the Company establishing to the satisfaction of the Board of Directors that the Company has developed a "Measured and Indicated Resource", as those terms are defined by the Canadian Institute of Mining, Metallurgy and Petroleum, of not less than 1,000,000 ounces of gold and gold equivalent silver (calculated on the basis of 70 grams of silver = 1 gram of gold) at a grade of not less than 2.5 g/tonne;

(ii)
a total of 65% of the Option shall vest upon management of the Company establishing to the satisfaction of the Board of Directors that the Company has developed a "Measured and Indicated Resource", as those terms are defined by the Canadian Institute of Mining, Metallurgy and Petroleum, of not less than 2,000,000 ounces of gold and gold equivalent silver (calculated on the basis of 70 grams of silver = 1 gram of gold) at a grade of not less than 2.5 g/tonne;

(iii)
a total of 100% of the Option shall vest upon management of the Company establishing to the satisfaction of the Board of Directors that the Company has developed a "Measured and Indicated Resource", as those terms are defined by the Canadian Institute of Mining, Metallurgy and Petroleum, of not less than 3,000,000 ounces of gold and gold equivalent silver (calculated on the basis of 70 grams of silver = 1 gram of gold) at a grade of not less than 2.5 g/tonne;

(iv)
a total of 50% of the Option shall vest upon management of the Company establishing to the satisfaction of the Board of Directors that the Company has developed a "Proven and Probable Reserve", as those terms are defined by the Canadian Institute of Mining, Metallurgy and Petroleum, of not less than 1,000,000 ounces of gold and gold equivalent silver (calculated on the basis of 70 grams of silver = 1 gram of gold) at a grade of not less than 2.5 g/tonne;

(v)
a total of 100% of the Option shall vest upon management of the Company establishing to the satisfaction of the Board of Directors that the Company has developed a "Proven and Probable Reserve", as those terms are defined by the Canadian Institute of Mining, Metallurgy and Petroleum, of not less than 2,000,000 ounces of gold and gold equivalent silver (calculated on the basis of 70 grams of silver = 1 gram of gold) at a grade of not less than 2.5 g/tonne;

Provide that, except in the event of a Change of Control or Take Over Bid, no Option shall vest earlier than the dates provide in Section 3.5 (b) of the Plan.

2.6      If the Optionee receives this Option in his capacity as an Employee, Consultant or Management Company Employee, the Company hereby represents and warrants that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

2.7      Subject to the provisions hereof, the Option shall be exercisable in whole or in part (at any time and from time to time as aforesaid) by the Optionee or his personal representative giving a Notice of Exercise together with payment in full (in cash or by certified cheque, made payable to the Company) of the purchase price for the number of Optioned Shares specified in the Notice of Exercise.

2.8      Upon the exercise of all or any part of the Option, the Company shall forthwith deliver or, if applicable, cause the registrar and transfer agent for the Shares to deliver, to the Optionee or his personal representative within ten (10) days following receipt by the Company of the Notice of Exercise a share certificate(s) in the name of the Optionee or his personal representative representing, in aggregate, the number of Optioned Shares specified in the Notice of Exercise and in respect of which the Company has received payment.

2.9      Any share certificate issued by the Company pursuant to the exercise of an Option hereunder in whole or in part shall bear such restrictive legend, if any, as may, in the opinion of the Company be required at that time under applicable securities laws and the policies and rules of the TSX-V.

2.10      If the Optionee is or becomes prior to the exercise of the Option in whole or in part a U.S. Person as hereinafter defined, the Optionee acknowledges to the Company that the grant of the Option and the Optioned Shares have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), and may not be offered or sold or otherwise transferred unless (I) the Optioned Shares are registered under the 1933 Act and all applicable state securities laws; (ii) an exemption from registration is available; or (iii) the Optioned Shares are sold in compliance with Regulation S of the 1933 Act. The Optionee further acknowledges that the Company may require, as a condition to permitting a transfer by the Optionee, an opinion of counsel, concurred in by counsel to the Company, that the proposed transfer is made in compliance with the registration requirements of applicable securities laws. The Optionee agrees to comply with the restriction on resale and understands that the certificate representing the Optioned Shares will bear a legend restricting transfer in accordance therewith. For the purposes of the Agreement, "United States" means the United States of America (including the States, the District of Columbia and the Commonwealth of Puerto Rico), its territories, its possessions and other areas subject to its jurisdiction and "U.S. Person" means any individual who is a citizen or resident in the United States, any estate or trust income which is subject to United States federal income which is subject to United States federal income taxation without regard to the source thereof, or any corporation, partnership or other entity created or organized in or under the laws of the United States or any state.

2.11      Nothing herein contained shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised his Option in the manner hereinbefore provided.

2.12      The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Option has been properly exercised in accordance with section 2.8 hereof.

2.13      Subject to section 2.4, this Agreement shall not be assignable or transferable by the Optionee or his personal representative and the Option may be exercised only by the Optionee or his personal representative.

2.14      If at any time during the continuance of this Agreement the parties hereto shall deem it necessary or expedient to make any alteration or addition to this Agreement they may do so by means of a written agreement between them which shall be supplemental hereto and form part hereof and which shall be subject to any required acceptance by the TSX-V and, if the Optionee is an insider of the Company, shall be further subject to any ratification and approval by the shareholders of the Company required by the TSX-V.

2.15      The granting of the Option and the terms and conditions hereof shall be subject to the rules and policies of the TSX-V.

3.         GENERAL PROVISIONS

3.1        Time shall be of the essence of this Agreement.

3.2       This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee and his personal representative to the extent provided in section 2.4 hereof.

3.3       Wherever the plural or masculine are used throughout this Agreement, the same shall be construed as meaning singular or feminine or neuter or the body politic or corporate where the context of the parties thereto require.

3.4       This Agreement shall be construed in accordance with and be governed by the laws of the Province of British Columbia.

3.5       This Agreement may be executed in several parts in the same form (including counterparts transmitted by facsimile) and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF the Company and the Optionee have caused this Agreement to be executed and delivered as of the day and year first above written.

KIMBER RESOURCES INC.

per:   "R. V. Longe"
Director

SIGNED, SEALED AND DELIVERED by

ALAN D. HITCHBORN
in the presence of:

"Elisa Hoole"
Name

4776 Meadfield Court

Address
West Vancouver, BC

Executive Assistant
Occupation

)
)
)
)
)
"Alan D. Hitchborn"
ALAN D. HITCHBORN
)

For stock option plan please see Item 19 Exhibit 4.m

STOCK OPTION AGREEMENT

THIS AGREEMENT dated as of the 12th day of July, 2002,

BETWEEN:

KIMBER RESOURCES INC.,
a company duly incorporated under the laws of the Province of British Columbia, having its head office located at Suite 400 - 789 West Pender Street, Vancouver, British Columbia, V6C 1H2

(the "Company")

AND:

R. V. LONGE,
Executive, of 4762 The Highway, in the Municipality of West Vancouver, British Columbia, V7W 1J5

(the "Optionee")

WHEREAS:

A.        the Company has adopted the Kimber Resources Inc. 2002 Stock Option Plan (the "Plan"), a copy of which is attached as Schedule "A" to this Agreement;

B.        the Optionee has been hired as an Employee as defined in the Plan to provide his expertise and contributions to the Company or an Affiliate of the Company, as the case may be, as the President and Chief Executive Officer;

C.        the Company's common shares will be listed for trading on the TSX Venture Exchange ("TSX-V"), successor to the Canadian Venture Exchange, on July 16, 2002; and

D.        the Company wishes to grant to the Optionee an option to acquire common shares of the Company to provide an incentive and inducement for him to provide ongoing services to the Company and its affiliates to make a maximum contribution towards the success of the Company;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration (the receipt whereof is hereby acknowledged) the parties hereto agree as follows:

1.          DEFINITIONS

1.1        In this Agreement, the following terms shall have the following meanings:

(a)	"Eligible Person" means any Director, Employee, Management Company Employee, Consultant or Officer;

(b)	"Expiry Date" means July 12, 2007;

(c)
"Notice of Exercise" means a notice in writing addressed to the Company at its address first recited, which notice shall specify therein the number of Optioned Shares in respect of which the Option is being exercised;

(d)	" Option" means the irrevocable right and option to purchase, from time to time, all or any part of the Optioned Shares granted to the Optionee by the Company pursuant to section 2.1 hereof;

(e)	"Optioned Share" or "Optioned Shares" means the Shares subject to the Option; and

(f)	"Shares" means the common shares in the capital of the Company as constituted as of the date hereof.

1.2        Any capitalized term used in this Agreement which is not otherwise defined herein shall have the meaning ascribed thereto in the Plan, unless the context requires otherwise.

2.          GRANT OF OPTION AND TERMS OF THE OPTION

2.1        The Company hereby grants to the Optionee as an incentive and in consideration of his services and not in lieu of salary or any other compensation, the Option to purchase a total of 200,000 Optioned Shares at a price of $0.45 per Optioned Share, exercisable by the Optionee in whole or in part at any time before 4:30 p.m., Vancouver time, on the Expiry Date. ALL STOCK OPTIONS AND ANY OPTIONED SHARES ISSUED ON THE EXERCISE OF STOCK OPTIONS SHALL BE SUBJECT TO A FOUR (4) MONTH TSX-V HOLD PERIOD COMMENCING ON THE DATE HEREOF.

2.2        The Option is granted subject to the terms and provisions of the Plan, which is incorporated by reference into this Agreement and forms part hereof.

2.3        The Option shall, at 4:30 p.m., Vancouver time, on the Expiry Date, forthwith expire and terminate and be of no further force or effect whatsoever.

2.4        In the event of the death of the Optionee on or prior to the Expiry Date, the Option, or such part thereof as remains unexercised, may be exercised by the personal representative of the Optionee at any time prior to the earlier of (a) 4:30 p.m., Vancouver time, on the first anniversary of the date of death of the Optionee; or (b) 4:30 p.m., Vancouver time, on the Expiry Date.

2.5        The Option shall vest in accordance with the terms of section 3.5(b) of the Plan over a period of 18 months, with one third of the Option vesting upon the date hereof, one third on the date which is nine months after the date hereof, and the remaining one third on the date which is 18 months after the date hereof, as follows:

Number of Optioned Shares	Date Vested

66,666	July 12, 2002
66,667	April 12, 2003
66,667	January 12, 2004

2.6        If the Optionee receives this Option in his capacity as an Employee, Consultant or Management Company Employee, the Company hereby represents and warrants that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

2.7        Subject to the provisions hereof, the Option shall be exercisable in whole or in part (at any time and from time to time as aforesaid) by the Optionee or his personal representative giving a Notice of Exercise together with payment in full (in cash or by certified cheque, made payable to the Company) of the purchase price for the number of Optioned Shares specified in the Notice of Exercise.

2.8        Upon the exercise of all or any part of the Option, the Company shall forthwith deliver or, if applicable, cause the registrar and transfer agent for the Shares to deliver, to the Optionee or his personal representative within ten (10) days following receipt by the Company of the Notice of Exercise a share certificate(s) in the name of the Optionee or his personal representative representing, in aggregate, the number of Optioned Shares specified in the Notice of Exercise and in respect of which the Company has received payment.

2.9        Any share certificate issued by the Company pursuant to the exercise of an Option hereunder in whole or in part shall bear such restrictive legend, if any, as may, in the opinion of the Company be required at that time under applicable securities laws and the policies and rules of the TSX-V.

2.10      If the Optionee is or becomes prior to the exercise of the Option in whole or in part a U.S. Person as hereinafter defined, the Optionee acknowledges to the Company that the grant of the Option and the Optioned Shares have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), and may not be offered or sold or otherwise transferred unless (I) the Optioned Shares are registered under the 1933 Act and all applicable state securities laws; (ii) an exemption from registration is available; or (iii) the Optioned Shares are sold in compliance with Regulation S of the 1933 Act. The Optionee further acknowledges that the Company may require, as a condition to permitting a transfer by the Optionee, an opinion of counsel, concurred in by counsel to the Company, that the proposed transfer is made in compliance with the registration requirements of applicable securities laws. The Optionee agrees to comply with the restriction on resale and understands that the certificate representing the Optioned Shares will bear a legend restricting transfer in accordance therewith. For the purposes of the Agreement, "United States" means the United States of America (including the States, the District of Columbia and the Commonwealth of Puerto Rico), its territories, its possessions and other areas subject to its jurisdiction and "U.S. Person" means any individual who is a citizen or resident in the United States, any estate or trust income which is subject to United States federal income which is subject to United States federal income taxation without regard to the source thereof, or any corporation, partnership or other entity created or organized in or under the laws of the United States or any state.

2.11      Nothing herein contained shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised his Option in the manner hereinbefore provided.

2.12      The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Option has been properly exercised in accordance with section 2.8 hereof.

2.13      Subject to section 2.4, this Agreement shall not be assignable or transferable by the Optionee or his personal representative and the Option may be exercised only by the Optionee or his personal representative.

2.14      If at any time during the continuance of this Agreement the parties hereto shall deem it necessary or expedient to make any alteration or addition to this Agreement they may do so by means of a written agreement between them which shall be supplemental hereto and form part hereof and which shall be subject to any required acceptance by the TSX-V and, if the Optionee is an insider of the Company, shall be further subject to any ratification and approval by the shareholders of the Company required by the TSX-V.

2.15      The granting of the Option and the terms and conditions hereof shall be subject to the rules and policies of the TSX-V.

3.         GENERAL PROVISIONS

3.1        Time shall be of the essence of this Agreement.

3.2        This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee and his personal representative to the extent provided in section 2.4 hereof.

3.3        Wherever the plural or masculine are used throughout this Agreement, the same shall be construed as meaning singular or feminine or neuter or the body politic or corporate where the context of the parties thereto require.

3.4        This Agreement shall be construed in accordance with and be governed by the laws of the Province of British Columbia.

3.5         This Agreement may be executed in several parts in the same form (including counterparts transmitted by facsimile) and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF the Company and the Optionee have caused this Agreement to be executed and delivered as of the day and year first above written.

KIMBER RESOURCES INC.

per: "R. V. Longe"
 Director

SIGNED, SEALED AND DELIVERED by	)
ROBERT V. LONGE	)
in the presence of:	)
)
)

Name	)
)
	)	"R. V. Longe"
Address	)	ROBERT V. LONGE
)
)
)
)
)
Occupation

STOCK OPTION AGREEMENT

THIS AGREEMENT dated as of the 13th day of August, 2003,

BETWEEN:

KIMBER RESOURCES INC., a company duly incorporated under the laws of the Province of British Columbia, having its head office located at Suite 215 - 800 West Pender Street, Vancouver, British Columbia, V6C 2V6

(the "Company")

AND:

ALAN D. HITCHBORN, Executive, of 4729 Marineview Crescent, in the District of North Vancouver, British Columbia, V7R 3P4

(the "Optionee")

WHEREAS:

A.        the Company has adopted the Kimber Resources Inc. 2002 Stock Option Plan (the "Plan"), a copy of which is attached as Schedule "A" to this Agreement;

B.        the Optionee has been hired as an Employee, as defined in the Plan, to provide his expertise and contributions to the Company or an Affiliate of the Company, as the case may be, as the Vice President, Development;

C.        the Company's common shares were listed for trading on the TSX Venture Exchange ("TSX-V"), successor to the Canadian Venture Exchange, on July 16, 2002; and

D.        the Company wishes to grant to the Optionee an option to acquire common shares of the Company to provide an incentive and inducement for him to provide ongoing services to the Company and its affiliates to make a maximum contribution towards the success of the Company;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration (the receipt whereof is hereby acknowledged) the parties hereto agree as follows:

1.          DEFINITIONS

1.1        In this Agreement, the following terms shall have the following meanings:

(a)	"Eligible Person" means any Director, Employee, Management Company Employee, Consultant or Officer;

(b)	"Expiry Date" means August 13, 2008;

(c)
"Notice of Exercise" means a notice in writing addressed to the Company at its address first recited, which notice shall specify therein the number of Optioned Shares in respect of which the Option is being exercised;

(d)	"Option" means the irrevocable right and option to purchase, from time to time, all or any part of the Optioned Shares granted to the Optionee by the Company pursuant to section 2.1 hereof;

(e)	"Optioned Share" or "Optioned Shares" means the Shares subject to the Option; and

(f)	"Shares" means the common shares in the capital of the Company as constituted as of the date hereof.

1.2        Any capitalized term used in this Agreement which is not otherwise defined herein shall have the meaning ascribed thereto in the Plan, unless the context requires otherwise.

2.         GRANT OF OPTION AND TERMS OF THE OPTION

2.1        The Company hereby grants to the Optionee as an incentive and in consideration of his services and not in lieu of salary or any other compensation, the Option to purchase a total of 75,000 Optioned Shares at a price of $0.73 per Optioned Share, exercisable by the Optionee in whole or in part at any time before 4:30 p.m., Vancouver time, on the Expiry Date. ALL STOCK OPTIONS AND ANY OPTIONED SHARES ISSUED ON THE EXERCISE OF STOCK OPTIONS SHALL BE SUBJECT TO A FOUR (4) MONTH TSX-V HOLD PERIOD COMMENCING ON THE DATE HEREOF.

2.2        The Option is granted subject to the terms and provisions of the Plan, which is incorporated by reference into this Agreement and forms part hereof.

2.3        The Option shall, at 4:30 p.m., Vancouver time, on the Expiry Date, forthwith expire and terminate and be of no further force or effect whatsoever.

2.4        In the event of the death of the Optionee on or prior to the Expiry Date, the Option, or such part thereof as remains unexercised, may be exercised by the personal representative of the Optionee at any time prior to the earlier of (a) 4:30 p.m., Vancouver time, on the first anniversary of the date of death of the Optionee; or (b) 4:30 p.m., Vancouver time, on the Expiry Date.

2.5        This Option shall vest in accordance with the terms of section 3.5(b) of the Plan over a period of 18 months, with one third of the Option vesting upon the date hereof, one third on the date which is nine months after the date hereof, and the remaining one third on the date which is 18 months after the date hereof, as follows:

Number of Optioned Shares	Date Vested
25,000	August 13, 2003
25,000	May 13, 2004
25,000	February 13, 2005

2.6         If the Optionee receives this Option in his capacity as an Employee, Consultant or Management Company Employee, the Company hereby represents and warrants that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

2.7        Subject to the provisions hereof, the Option shall be exercisable in whole or in part (at any time and from time to time as aforesaid) by the Optionee or his personal representative giving a Notice of Exercise together with payment in full (in cash or by certified cheque, made payable to the Company) of the purchase price for the number of Optioned Shares specified in the Notice of Exercise.

2.8         Upon the exercise of all or any part of the Option, the Company shall forthwith deliver or, if applicable, cause the registrar and transfer agent for the Shares to deliver, to the Optionee or his personal representative within ten (10) days following receipt by the Company of the Notice of Exercise a share certificate(s) in the name of the Optionee or his personal representative representing, in aggregate, the number of Optioned Shares specified in the Notice of Exercise and in respect of which the Company has received payment.

2.9         Any share certificate issued by the Company pursuant to the exercise of an Option hereunder in whole or in part shall bear such restrictive legend, if any, as may, in the opinion of the Company be required at that time under applicable securities laws and the policies and rules of the TSX-V.

2.10        If the Optionee is or becomes prior to the exercise of the Option in whole or in part a U.S. Person as hereinafter defined, the Optionee acknowledges to the Company that the grant of the Option and the Optioned Shares have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), and may not be offered or sold or otherwise transferred unless (I) the Optioned Shares are registered under the 1933 Act and all applicable state securities laws; (ii) an exemption from registration is available; or (iii) the Optioned Shares are sold in compliance with Regulation S of the 1933 Act. The Optionee further acknowledges that the Company may require, as a condition to permitting a transfer by the Optionee, an opinion of counsel, concurred in by counsel to the Company, that the proposed transfer is made in compliance with the registration requirements of applicable securities laws. The Optionee agrees to comply with the restriction on resale and understands that the certificate representing the Optioned Shares will bear a legend restricting transfer in accordance therewith. For the purposes of the Agreement, "United States" means the United States of America (including the States, the District of Columbia and the Commonwealth of Puerto Rico), its territories, its possessions and other areas subject to its jurisdiction and "U.S. Person" means any individual who is a citizen or resident in the United States, any estate or trust income which is subject to United States federal income which is subject to United States federal income taxation without regard to the source thereof, or any corporation, partnership or other entity created or organized in or under the laws of the United States or any state.

2.11        Nothing herein contained shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised his Option in the manner hereinbefore provided.

2.12        The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Option has been properly exercised in accordance with section 2.8 hereof.

2.13        Subject to section 2.4, this Agreement shall not be assignable or transferable by the Optionee or his personal representative and the Option may be exercised only by the Optionee or his personal representative.

2.14        If at any time during the continuance of this Agreement the parties hereto shall deem it necessary or expedient to make any alteration or addition to this Agreement they may do so by means of a written agreement between them which shall be supplemental hereto and form part hereof and which shall be subject to any required acceptance by the TSX-V and, if the Optionee is an insider of the Company, shall be further subject to any ratification and approval by the shareholders of the Company required by the TSX-V.

2.15        The granting of the Option and the terms and conditions hereof shall be subject to the rules and policies of the TSX-V.

3.            GENERAL PROVISIONS

3.1          Time shall be of the essence of this Agreement.

3.2          This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee and his personal representative to the extent provided in section 2.4 hereof.

3.3         Wherever the plural or masculine are used throughout this Agreement, the same shall be construed as meaning singular or feminine or neuter or the body politic or corporate where the context of the parties thereto require.

3.4          This Agreement shall be construed in accordance with and be governed by the laws of the Province of British Columbia.

3.5          This Agreement may be executed in several parts in the same form (including counterparts transmitted by facsimile) and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF the Company and the Optionee have caused this Agreement to be executed and delivered as of the day and year first above written.

KIMBER RESOURCES INC.

per: "Robert V. Longe"
 Director

SIGNED, SEALED AND DELIVERED by	)
ALAN D. HITCHBORN	)
in the presence of:	)
)
Denise Hitchborn	)

Name	)
)
4729 Marineview Cres.	)	"Alan D. Hitchborn"
North Vancouver, B.C.	)	ALAN D. HITCHBORN
Address	)
)
)
Bookkeeper	)
Occupation	)

STOCK OPTION AGREEMENT

THIS AGREEMENT dated as of the 13th day of August, 2003,

BETWEEN:

KIMBER RESOURCES INC., a company duly incorporated under the laws of the Province of British Columbia, having its head office located at Suite 215 - 800 West Pender Street, Vancouver, British Columbia, V6C 2V6

(the "Company")

AND:

ALAN D. HITCHBORN, Executive, of 4729 Marineview Crescent, in the District of North Vancouver, British Columbia, V7R 3P4

(the "Optionee")

WHEREAS:

A.         the Company has adopted the Kimber Resources Inc. 2002 Stock Option Plan (the "Plan"), a copy of which is attached as Schedule "A" to this Agreement;

B.         the Optionee has been hired as an Employee, as defined in the Plan, to provide his expertise and contributions to the Company or an Affiliate of the Company, as the case may be, as the Vice President, Development;

C.         the Company's common shares were listed for trading on the TSX Venture Exchange ("TSX-V"), successor to the Canadian Venture Exchange, on July 16, 2002; and

D.         the Company wishes to grant to the Optionee an option to acquire common shares of the Company to provide an incentive and inducement for him to provide ongoing services to the Company and its affiliates to make a maximum contribution towards the success of the Company;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration (the receipt whereof is hereby acknowledged) the parties hereto agree as follows:

1.          DEFINITIONS

1.1         In this Agreement, the following terms shall have the following meanings:

(a)	"Eligible Person" means any Director, Employee, Management Company Employee, Consultant or Officer;

(b)	"Expiry Date" means August 13, 2008;

(c)	"Notice of Exercise" means a notice in writing addressed to the Company at its address first recited, which notice shall specify therein the number of Optioned Shares in respect of which the Option is being exercised;

(d)	" Option" means the irrevocable right and option to purchase, from time to time, all or any part of the Optioned Shares granted to the Optionee by the Company pursuant to section 2.1 hereof;

(e)	"Optioned Share" or "Optioned Shares" means the Shares subject to the Option; and

(f)	"Shares" means the common shares in the capital of the Company as constituted as of the date hereof.

1.2        Any capitalized term used in this Agreement which is not otherwise defined herein shall have the meaning ascribed thereto in the Plan, unless the context requires otherwise.

2.         GRANT OF OPTION AND TERMS OF THE OPTION

2.1        The Company hereby grants to the Optionee as an incentive and in consideration of his services and not in lieu of salary or any other compensation, the Option to purchase a total of 250,000 Optioned Shares at a price of $0.73 per Optioned Share, exercisable by the Optionee in whole or in part at any time before 4:30 p.m., Vancouver time, on the Expiry Date. ALL STOCK OPTIONS AND ANY OPTIONED SHARES ISSUED ON THE EXERCISE OF STOCK OPTIONS SHALL BE SUBJECT TO A FOUR (4) MONTH TSX-V HOLD PERIOD COMMENCING ON THE DATE HEREOF.

2.2        The Option is granted subject to the terms and provisions of the Plan, which is incorporated by reference into this Agreement and forms part hereof.

2.3        The Option shall, at 4:30 p.m., Vancouver time, on the Expiry Date, forthwith expire and terminate and be of no further force or effect whatsoever.

2.4         In the event of the death of the Optionee on or prior to the Expiry Date, the Option, or such part thereof as remains unexercised, may be exercised by the personal representative of the Optionee at any time prior to the earlier of (a) 4:30 p.m., Vancouver time, on the first anniversary of the date of death of the Optionee; or (b) 4:30 p.m., Vancouver time, on the Expiry Date.

2.5         This Option shall vest in stages upon the Company attaining the following milestones:

(a)
30% of the Option shall vest upon the Net Present Value of the Company's interest in "Measured and Indicated Resources"(as those terms are defined by the Canadian Institute of Mining, Metallurgy and Petroleum) contained in all mineral properties identified as prospective sites for gold/silver deposits by the Optionee prior to becoming an employee of the Company and acquired by the Company, other than the Monterde and El Coronel properties, being not less than US$30,000,000;

(b)	a total of 65% of the Option shall vest upon the Net Present Value of the Company's interest in "Measured and Indicated Resources" (as those terms are defined by the Canadian Institute of Mining, Metallurgy and Petroleum) contained in all mineral properties identified as prospective sites for gold/silver deposits by the Optionee prior to becoming an employee of the Company and acquired by the Company, other than the Monterde and El Coronel properties, being not less than US$60,000,000;

(c)
a total of 100% of the Option shall vest upon the Net Present Value of the Company's interest in "Measured and Indicated Resources" (as those terms are defined by the Canadian Institute of Mining, Metallurgy and Petroleum) contained in all mineral properties identified as prospective sites for gold/silver deposits by the Optionee prior to becoming an employee of the Company and acquired by the Company, other than the Monterde and El Coronel properties, being not less than US$90,000,000; and

(d)
a total of 100% of the Option shall vest upon the Company receiving a net amount of $5,000,000 (the "Proceeds") after deduction of all expenses incurred by the Company on or on account of the property or properties identified as prospective sites for gold/silver deposits by the Optionee prior to becoming an employee of the Company and acquired by the Company, other than the Monterde and El Coronel properties, in respect of which the Proceeds were received.

Provided that, except in the event of a Change of Control or Take Over Bid, no Option shall vest earlier than the dates provided in Section 3.5 (b) of the Plan. For the purposes of the milestones:

(i)
the "Net Present Value" of Measured and Indicated Resources shall be the value determined by an independent Qualified Person (as defined in NI 43-101) acceptable to the Board of Directors of the Company based on the average closing price for gold and silver on the New York spot market for the last 60 trading days prior to the date of the determination using a discount rate of 10%; and

(ii)
"properties identified as prospective sites for gold/silver deposits by the Optionee prior to becoming an employee of the Company and acquired by the Company" shall only be those properties which the Optionee has identified in writing to the President of the Company prior to the Company becoming involved with the site or property, have been accepted by him, and which the Company has subsequently acquired during the term of this Agreement.

2.6        If the Optionee receives this Option in his capacity as an Employee, Consultant or Management Company Employee, the Company hereby represents and warrants that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

2.7        Subject to the provisions hereof, the Option shall be exercisable in whole or in part (at any time and from time to time as aforesaid) by the Optionee or his personal representative giving a Notice of Exercise together with payment in full (in cash or by certified cheque, made payable to the Company) of the purchase price for the number of Optioned Shares specified in the Notice of Exercise.

2.8        Upon the exercise of all or any part of the Option, the Company shall forthwith deliver or, if applicable, cause the registrar and transfer agent for the Shares to deliver, to the Optionee or his personal representative within ten (10) days following receipt by the Company of the Notice of Exercise a share certificate(s) in the name of the Optionee or his personal representative representing, in aggregate, the number of Optioned Shares specified in the Notice of Exercise and in respect of which the Company has received payment.

2.9        Any share certificate issued by the Company pursuant to the exercise of an Option hereunder in whole or in part shall bear such restrictive legend, if any, as may, in the opinion of the Company be required at that time under applicable securities laws and the policies and rules of the TSX-V.

2.10      If the Optionee is or becomes prior to the exercise of the Option in whole or in part a U.S. Person as hereinafter defined, the Optionee acknowledges to the Company that the grant of the Option and the Optioned Shares have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), and may not be offered or sold or otherwise transferred unless (I) the Optioned Shares are registered under the 1933 Act and all applicable state securities laws; (ii) an exemption from registration is available; or (iii) the Optioned Shares are sold in compliance with Regulation S of the 1933 Act. The Optionee further acknowledges that the Company may require, as a condition to permitting a transfer by the Optionee, an opinion of counsel, concurred in by counsel to the Company, that the proposed transfer is made in compliance with the registration requirements of applicable securities laws. The Optionee agrees to comply with the restriction on resale and understands that the certificate representing the Optioned Shares will bear a legend restricting transfer in accordance therewith. For the purposes of the Agreement, "United States" means the United States of America (including the States, the District of Columbia and the Commonwealth of Puerto Rico), its territories, its possessions and other areas subject to its jurisdiction and "U.S. Person" means any individual who is a citizen or resident in the United States, any estate or trust income which is subject to United States federal income which is subject to United States federal income taxation without regard to the source thereof, or any corporation, partnership or other entity created or organized in or under the laws of the United States or any state.

2.11       Nothing herein contained shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised his Option in the manner hereinbefore provided.

2.12       The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Option has been properly exercised in accordance with section 2.8 hereof.

2.13       Subject to section 2.4, this Agreement shall not be assignable or transferable by the Optionee or his personal representative and the Option may be exercised only by the Optionee or his personal representative.

2.14       If at any time during the continuance of this Agreement the parties hereto shall deem it necessary or expedient to make any alteration or addition to this Agreement they may do so by means of a written agreement between them which shall be supplemental hereto and form part hereof and which shall be subject to any required acceptance by the TSX-V and, if the Optionee is an insider of the Company, shall be further subject to any ratification and approval by the shareholders of the Company required by the TSX-V.

2.15       The granting of the Option and the terms and conditions hereof shall be subject to the rules and policies of the TSX-V.

3.          GENERAL PROVISIONS

3.1         Time shall be of the essence of this Agreement.

3.2         This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee and his personal representative to the extent provided in section 2.4 hereof.

3.3          Wherever the plural or masculine are used throughout this Agreement, the same shall be construed as meaning singular or feminine or neuter or the body politic or corporate where the context of the parties thereto require.

3.4          This Agreement shall be construed in accordance with and be governed by the laws of the Province of British Columbia.

3.5          This Agreement may be executed in several parts in the same form (including counterparts transmitted by facsimile) and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF the Company and the Optionee have caused this Agreement to be executed and delivered as of the day and year first above written.

KIMBER RESOURCES INC.

per: "Robert V. Longe"
Director

SIGNED, SEALED AND DELIVERED by	)
ALAN D. HITCHBORN	)
in the presence of:	)
)
Denise Hitchborn	)
Name	)
)
4729 Manneview Cres.	)	"Alan Hitchborn"
Address	)	ALAN D. HITCHBORN
North Vancouver, BC	)
)
)
Bookkeeper	)
Occupation	)